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                                                                   EXHIBIT 10.18

                                                                    CONFIDENTIAL

                    AMENDMENT TO THE TECHNOLOGY DEVELOPMENT
                             AND LICENSE AGREEMENT


THIS AMENDMENT is made and entered into as of October 1, 1999 by and between INTERTRUST TECHNOLOGIES CORPORATION ("InterTrust") and UNIVERSAL MUSIC GROUP,
                                     ----------
INC. ("Universal") in relation to the Technology Development and License
       ---------
Agreement (the "Agreement") by and between InterTrust and Universal dated as of
                ---------
April 13, 1999.


                                   AMENDMENT
                                   ---------

1. Except as otherwise provided herein, all capitalized terms will have the meaning set forth in the Agreement.

2. The Parties hereby amend Section 1.1 of the Agreement by deleting the last sentence in the definition of "InterTrust Specifications."

3. The Parties hereby amend the Agreement by deleting Exhibit B. The InterTrust Specifications provided to Universal under the Agreement after the date of the Agreement are unaffected by this deletion.

4. Except as set forth in this Amendment, no amendment or waiver of the Agreement other than that explicitly set forth herein shall be inferred, and the terms and conditions of this Amendment shall be governed by and fully incorporated into the Agreement. InterTrust and Universal acknowledge and reaffirm all of the terms and conditions of the Agreement.

The parties have caused this Amendment to be entered into as of the date first indicated above.

INTERTRUST TECHNOLOGIES                         UNIVERSAL MUSIC GROUP,
CORPORATION                                     INC.

/s/ Edmund J. Fish                              Signature Illegible
_______________________                         ________________________
Edmund J. Fish                                  Name:___________________
EVP, Corporate Development &
General Counsel                                 Title:__________________